UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014

MID-AMERICA APARTMENT COMMUNITIES, INC.

MID-AMERICA APARTMENTS, L.P.

(Exact name of registrant as specified in its charter)

Tennessee Tennessee	001-12762 333-190028-01	62-1543819 62-1543816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 13, 2014, Mid-America Apartments, L.P. (the “Operating Partnership”) issued and sold $400 million in aggregate principal amount of its 3.750% Senior Notes due 2024 (the “Notes”). The terms of the Notes are governed by an indenture, dated as of October 16, 2013 (the “Base Indenture”), among the Operating Partnership, as issuer, Mid-America Apartment Communities, Inc. (the “Company”), and U.S. Bank National Association, as trustee, as amended and supplemented by a second supplemental indenture, dated as of June 13, 2014 (the “Supplemental Indenture”), among the Operating Partnership, as issuer, the Company and U.S. Bank National Association, as trustee.

The foregoing descriptions of the Notes, Base Indenture and Supplemental Indenture do not purport to be complete and are qualified in their entirety by the full text of the Base Indenture and Supplemental Indenture establishing the terms of the Notes, which are being filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of October 16, 2013, among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association (Incorporated by reference to Exhibit 4.1 of the Form 8-K dated October 16, 2013, filed by Mid-America Apartment Communities, Inc. and Mid-America Apartments, L.P.).

4.2	Second Supplemental Indenture, dated as of June 13, 2014, among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association, including the form of 3.750% Senior Notes due 2024.

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. regarding legality

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2014	MID-AMERICA APARTMENT COMMUNITIES, INC.

	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: June 13, 2014	MID-AMERICA APARTMENTS, L.P.

	By:	Mid-America Apartment Communities, Inc., its general partner

	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of October 16, 2013, among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association (Incorporated by reference to Exhibit 4.1 of the Form 8-K dated October 16, 2013, filed by Mid-America Apartment Communities, Inc. and Mid-America Apartments, L.P.).

4.2	Second Supplemental Indenture, dated as of June 13, 2014, among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association, including the form of 3.750% Senior Notes due 2024.

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. regarding legality

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included as part of Exhibit 5.1)